UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2006

FEATHERLITE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24804	41-1621676
(Commission File Number)	(IRS Employer Identification No.)

Highway 63 and 9

Cresco, Iowa 52136

(Address of Principal Executive Offices) (Zip Code)

(563) 547-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 10, 2006, the Compensation Committee of the Board of Directors of Featherlite, Inc. approved a Bonus Agreement with James S. Wooley, President, Luxury Coach Division and Vice President of the Company. The Bonus Agreement dated March 10, 2006, provides for a bonus of $100,000 to be paid to Mr. Wooley if his employment with the Company continues until the earlier of the date of any Change of Control, as defined in the Bonus Agreement, or until June 1, 2006, whichever comes first. The Bonus Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(c)	Exhibits:

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2006

FEATHERLITE, INC.

By	/s/ Jeffery A. Mason
Jeffery A. Mason
Chief Financial Officer